UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6709

Name of Registrant: Vanguard Florida Tax-Free Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 – November 30, 2011

Item 1: Reports to Shareholders

Annual Report | November 30, 2011

Vanguard Florida Focused Long-Term

Tax-Exempt Fund

> To better reflect its new strategy of investing up to half of its assets in municipal bonds outside of Florida, the fund has been renamed Vanguard Florida Focused Long-Term Tax-Exempt Fund.

> The municipal bond market slid lower in a tumultuous first quarter of the fiscal year before snapping back vigorously in the ensuing nine months.

> For the year ended November 30, 2011, the fund returned 6.44% for Investor Shares and 6.53% for Admiral Shares, lagging its benchmark index but outpacing the average return of its multistate peer group.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2011
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yields	Yields	Returns	Returns	Returns
Vanguard Florida Focused Long-Term Tax-Exempt Fund
Investor Shares	3.10%	4.77%	4.24%	2.20%	6.44%
Admiral™ Shares	3.18	4.89	4.33	2.20	6.53
Barclays Capital 10 Year Municipal Bond Index					7.68
Spliced Other States Municipal Debt Funds
Average					5.39

Spliced Other States Municipal Debt Funds Average: On March 31, 2010, the fund’s peer group changed from Florida Municipal Debt Funds to Other States Municipal Debt Funds. The spliced average, which combines returns for the two groups, is derived from data provided by Lipper Inc.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35%.
Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2010 , Through November 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Focused Long-Term
Tax-Exempt Fund
Investor Shares	$11.35	$11.60	$0.459	$0.000
Admiral Shares	11.35	11.60	0.468	0.000

Chairman’s Letter

Dear Shareholder,

As you can see, your fund has a new name: Vanguard Florida Focused Long-Term Tax-Exempt Fund. This is because, as I noted in my semiannual report to you six months ago, the board of trustees approved in May a change to the fund’s investment strategy, allowing it to invest up to 50% of its assets in non-Florida municipal bonds. We believe that because there is no longer a tax benefit to owning only Florida municipal bonds, shareholders are better served by investing in a more broadly diversified portfolio.

The fund’s advisor—Vanguard Fixed Income Group—has been efficiently and cost-effectively implementing the new mandate. At the end of the fiscal year, approximately 25% of the fund’s holdings were issued outside of Florida, and that percentage could increase if market conditions and opportunities permit.

From a market point of view, your fund’s fiscal year began inauspiciously. The turbulence in the municipal bond market that characterized the closing months of the 2010 fiscal year spilled over into the first quarter of this reporting period. By spring, however, the market had regained its footing, and it bounced back strongly for the remainder of the year.

For the 12 months, Vanguard Florida Focused Long-Term Tax-Exempt Fund returned 6.44%; Admiral Shares returned 6.53%. Even in the difficult first quarter, the fund’s income helped cushion the effects of declining bond prices. For the period as a whole, the fund’s income return accounted for about two-thirds of its total return.

As I also noted in my semiannual report to you, a confluence of negative events affected the municipal bond market at the start of the year. Especially prominent were concerns that state and local governments’ fiscal straits might lead to large-scale defaults. Thankfully, that hasn’t happened—and in our view isn’t likely to happen—although they may continue to struggle for some time despite cautiously hopeful signs. It’s important to keep in mind that the recoveries of state and local governments typically lag after a recession ends, and this one follows the worst national slump since the Great Depression. One measure of the fiscal challenges faced in Florida and elsewhere is the substantially reduced issuance of bonds during the fiscal period as some projects are rethought.

In response to the market strains earlier in the year that sent municipal bond prices lower, the fund’s yield rose (because bond prices and yields move in opposite directions). As muni prices rallied, yields reversed course by fiscal year-end, winding up slightly lower than where they had started. By November 30, the SEC

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2011
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.52%	7.69%	6.14%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	6.53	8.41	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.09	0.12	1.44

Stocks
Russell 1000 Index (Large-caps)	7.38%	15.10%	0.07%
Russell 2000 Index (Small-caps)	2.75	17.56	0.09
Dow Jones U.S. Total Stock Market Index	6.57	15.67	0.36
MSCI All Country World Index ex USA (International)	-5.90	13.19	-2.11

CPI
Consumer Price Index	3.39%	2.12%	2.34%

yield for Vanguard Florida Focused Long-Term Tax-Exempt Fund stood at 3.10% (Investor Shares), compared with 3.64% a year earlier.

Despite modest yields, bonds produced strong returns
Both municipal and taxable bonds performed strongly during the fiscal year as stock market volatility helped generate enthusiasm for the relative stability of fixed income securities. Municipal bonds returned 6.53% and the broad taxable investment-grade bond market returned 5.52%, as anxious investors bid up bond prices and drove already low yields lower still. At the start of the year, the yield of the 10-year U.S. Treasury note, a bench- mark for longer-term interest rates, stood at 2.80%. At the end, the note yielded just 2.07%. As yields decline, of course, so do the prospective returns available from these interest-bearing investments.

Even as the Fed maintained its near-0% target for the shortest-term interest rates, the central bank instituted a bond-buying policy aimed at reducing long-term yields.

A tumultuous path to unremarkable returns
The broad U.S. stock market produced a single-digit gain for the 12 months ended November 30. International stocks recorded a single-digit loss. On the way to these unremarkable returns, however, global stock markets traversed dramatic highs and lows.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Florida Focused Long-Term Tax-Exempt
Fund	0.20%	0.12%	1.05%

The fund expense ratios shown are from the prospectus dated July 22, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the fund’s expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Other States Municipal Debt Funds.

Stock prices surged through the first half of the period as the U.S. economy seemed to be grinding into gear. But investor optimism vanished in the second half, as Europe’s sovereign-debt crisis took center stage and political gridlock led to high-stakes brinks-manship over a bill to raise the U.S. debt ceiling. The drama prompted Standard & Poor’s to downgrade the U.S. credit rating, a shock that reverberated through global financial markets. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

Although U.S. stocks tumbled through the summer, Treasury prices increased as fear of a disorderly European fiscal resolution spurred a flight to quality among investors. U.S. stocks then rebounded in the period’s final months. International stock markets traced similar trajectories before finishing the year with a negative return.

After a difficult start, municipal bonds rallied
Florida and most other states continued their budget struggles in the aftermath of the Great Recession. Governments throughout the country have been closely reexamining their cost structures, a process aimed at closing immediate budget gaps that may also help address some difficult longer-term issues. On the income side of the equation, states’ tax revenue continued to recover for the seventh straight calendar quarter as of September, but at a more moderate pace, according to a preliminary report from the Nelson A. Rockefeller Institute of Government.

Total Returns
Ten Years Ended November 30, 2011

Average
Annual Return
Florida Focused Long-Term Tax-Exempt Fund Investor Shares	4.88%
Barclays Capital 10 Year Municipal Bond Index	5.52
Spliced Other States Municipal Debt Funds Average	3.64

Spliced Other States Municipal Debt Funds Average: On March 31, 2010, the fund’s peer group changed from Florida Municipal Debt Funds to Other States Municipal Debt Funds. The spliced average, which combines returns for the two groups, is derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Florida’s tax-revenue year-over-year gain in the calendar third quarter was about the same as in the second quarter (about 4%); in both periods, the increase trailed the average for all states (10.8% and 7.3%, respectively).

At the start of the period, many investors viewed the fiscal challenges of state and local governments with deep pessimism, which contributed to an unusually deep plunge in municipal bond prices. Other factors included a rallying stock market, signs of a strengthening economy, rising interest rates, and the expiration of a popular subsidized taxable municipal bond program. Municipal market gloom persisted until the spring, when a strong rally began that lasted for the remainder of the fund’s fiscal year.

For the 12 months ended November 30, the Florida Focused Fund’s Investor Shares returned a solid 6.44% and Admiral Shares returned 6.53%, outpacing the 5.39% average return of its multistate peer group. The fund’s returns were helped by a focus on higher-quality municipal bonds (which can help relative performance as investors tend to prefer these kinds of investments in tough times). The advisor concentrated where possible on essential-service bonds—which typically generate relatively stable revenue streams from, for example, water, sewer, and electricity-generating facilities—and also invested selectively in sectors such as health care.

The advisor’s report that follows this letter provides additional details about the Fixed Income Group’s management of the funds during the year.

Skillful management helps produce solid returns over the long term
A key measure of a fund’s performance is its experience over the long term. Thatis why it’s gratifying to review the history of the Florida Focused Long-Term Tax- Exempt Fund. For the ten years ended November 30, 2011, the fund has produced competitive average annual returns, exceeding those of its national peer group and modestly trailing its broad nationwide index, both of which serve as reasonable if imperfect benchmarks for a Florida focused fund.

The fund has benefited from its high-quality orientation and low costs. Especially important has been the skill of the Fixed Income Group—not only the portfolio managers and traders, but also its team of seasoned credit analysts, who provide stringent and objective evaluations of the fiscal strength of bond issuers.

The more markets change, the more they stay the same
Uncertainty—sometimes at elevated levels—is an integral part of the investment landscape. This latest fiscal year serves as a case in point, as concerns about the fiscal health of municipal bond issuers early in the period were overridden by a strong rally in municipal bonds even as the challenges for state and local governments continued unabated.

Whatever the market environment, we believe that an effective long-term investment approach is to select a mix of assets that is balanced between, and diversified among, stocks, bonds, and cash investments. By sticking with such a plan through the markets’ cycles of optimism and fear, you enhance your chances of investment success.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 15, 2011

Advisor’s Report

For the fiscal year ended November 30, 2011, Investor Shares of Vanguard Florida Focused Long-Term Tax-Exempt Fund returned 6.44%, and Admiral Shares returned 6.53%. The fund trailed the return of its national benchmark index but was ahead of the average return of its multistate peer-group.

In May, the fund began investing outside of Florida, consistent with a strategy change allowing it to invest up to 50% of its assets in non-Florida municipal bonds. By the end of the fund’s fiscal year, approximately 25% of its holdings were out-of-state municipal bonds.

The investment environment
The opening months of the funds’ fiscal year coincided with the high point of unease in the municipal bond market. Investor concern had started to rise in October 2010, but the December–January period (your fund’s fiscal year starts on  December 1) was characterized by abrief and historically heavy spate of withdrawals from muni funds and a slump in bond prices.

The price decline has been attributed to an almost perfect storm of economic and market factors that we described in detail in our last report to you six months ago. One of these factors was some investors’ fear of a systemic decline in the credit-

Yields of Tax-Exempt Municipal Bonds
(AAA-Rated General-Obligation Issues)

	November 30,	November 30,
Maturity	2010	2011
2 years	0.60%	0.42%
5 years	1.36	1.12
10 years	2.79	2.22
30 years	4.28	3.84
Source: Vanguard.

worthiness of municipal bonds as state and local government tax revenues plunged in the wake of the Great Recession. After that disruptive start, more “normal” dynamics set in and municipal bonds returned a solid 6.53% for the fiscal year, ahead of the 5.52% return of taxable bonds, as measured by the Barclays Capital Municipal Bond Index and Barclays Capital U.S. Aggregate Bond Index, respectively.

As we expected, the fear of widespread failure by bond issuers to make good on their payment promises never materialized. That said, they do face a challenging road ahead. Tax revenues have continued to rise for almost two years, but not enough to make budget-balancing easy. The effect of a national recession on these revenues lingers well after its official trough; the deeper the slump, the longer the recovery—and, as you know, the most recent downturn was the deepest in decades.

State and local governments continued to react to the forced austerity programs that the Great Recession precipitated, issuing fewer bonds than investors had expected earlier in the year and being more selective in the process. Overall municipal bond issuance during fiscal 2011 was about 7% lower than a year earlier, although it began to pick up later in the year. The volume figures exclude the effect of subsidized bonds issued under the Build America Bonds (BABs) program, part of the federal government’s economic-crisis stimulus package. These taxable bonds diverted some potential volume from the market for tax-exempt bonds before the program’s expiration at year-end 2010.

The volume of bonds (excluding BABs) issued by Florida and its municipal entities during the fund’s fiscal year decreased by more than 22% from the previous year to $12.5 billion, a drop far larger than the national average. The figure smooths over even lower issuance in the fund’s first and second quarters (which fell 27% and 48%, respectively, year-over-year) and a positive increase in the fourth quarter. With BABs included, however, the total amount of issuance during the fund’s fiscal year was down almost 35%, attesting to the fiscal restraint being exercised by Florida state and local governments.

At the same time, tax-exempt munis offered attractive yields compared with those of Treasury bonds. Muni bonds’ yields historically have been lower, a relationship that takes into account the federal tax-free nature of their income. During the latter part of the fiscal year, muni yields approached and then surpassed Treasury yields as investors sought “safe” assets in reaction to concerns about, among other things, Europe’s sovereign-debt problems. The flight to safety also fueled demand for higher-quality munis, even as state and local governments continued to struggle with their finances.

Given the unusual steepness of the yield curve during the year—that is, the difference in yields between the shortest-and longest-maturity bonds, as shown in the table on page 8—issuers sought to lower borrowing costs by favoring shorter maturities. They found a match with individual investors who were fleeing from the almost-nonexistent yields offered by money market mutual funds to short-and medium-term bonds, a dynamic that pushed intermediate-term yields lower as demand and prices rose (bond prices and yields move inversely to each other). In choosing our investments during the year, we took advantage of the steepness in the yield curve to boost returns.

The low money market fund yields, of course, were a consequence of the Federal Reserve’s policy, in place since December 2008, of keeping the shortest-term interest rates near zero. In August, the Fed said it would continue to do so until at least mid-2013, and one month later it said it would also strive to lower longer-term interest rates. Under this new policy, informally known as Operation Twist, the Fed has begun purchasing Treasury bonds with remaining maturities of 6 to 30 years. The purchases have had the effect of lowering yields and raising prices of longer-term bonds.

Management of the fund
Bond fund returns during the fiscal year were helped substantially by our decision to redeploy certain assets from the shorter- to the longer-maturity regions of the yield curve.

We also sought to add value through careful and diversified section of revenue-based bonds rather than focusing on state and local general-obligation bonds. Some of the spreads between these bonds were among the highest we have seen. Among the sectors in which we benefited were essential services and A-rated hospital bonds.

We have been cautious in setting the fund’s duration, given the uncertainties hovering over both the U.S. and European economies as well as future U.S. tax policy. We have set its average weighted duration, which is a gauge of the sensitivity of its portfolio to changes in interest rates, at a neutral level compared with its benchmark index.

Going forward, credit concerns will continue to weigh on the municipal market—understandably, given the financial stresses that state and local governments will face for some time. Even so, our approach to muni bond investing hasn’t changed: As always, our dedicated and seasoned credit analysts, working together with traders and portfolio managers, will closely review the fiscal health of our borrowers as we choose issues to add to our portfolios and monitor those we have already purchased.

Marlin G. Brown, Portfolio Manager

James M. D’Arcy, Portfolio Manager

Christopher W. Alwine, CFA, Principal, Head of Municipal Bond Funds

Vanguard Fixed Income Group

December 20, 2011

Florida Focused Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2011

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFLTX		VFLRX
Expense Ratio[1]	0.20%		0.12%
30-Day SEC Yield	3.10%		3.18%

Financial Attributes
		Barclays	Barclays
		10 Year	Municipal
		Municipal	Bond
	Fund	Index	Index
Number of Bonds	249	8,836	45,906
Yield to Maturity
(before expenses)	3.3%	2.8%	3.1%
Average Coupon	4.8%	4.8%	4.9%
Average Duration	7.0 years	6.6 years	8.2 years
Average Effective
Maturity	7.1 years	10.0 years	13.5 years
Short-Term
Reserves	6.0%	—	—

Volatility Measures
	Barclays	Barclays
	10 Year	Municipal
	Municipal	Bond
	Index	Index
R-Squared	0.82	0.97
Beta	0.82	1.04
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year		8.1%
1 - 3 Years		11.6
3 - 5 Years		15.3
5 - 10 Years		55.4
10 - 20 Years		3.8
20 - 30 Years		5.6
Over 30 Years		0.2

Distribution by Credit Quality (% of portfolio)
AAA		18.1%
AA		51.4
A		25.8
BBB		4.7
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated July 22, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

Florida Focused Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2001, Through November 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Florida Focused Long-Term
Tax-Exempt Fund Investor Shares	6.44%	4.36%	4.88%	$16,100
• Barclays Capital Municipal Bond Index	6.53	4.75	5.08	16,411
Barclays Capital 10 Year Municipal
Bond Index	7.68	5.70	5.52	17,113
Spliced Other States Municipal Debt
Funds Average	5.39	2.79	3.64	14,294

Spliced Other States Municipal Debt Funds Average: On March 31, 2010, the fund’s peer group changed from Florida Municipal Debt Funds to Other States Municipal Debt Funds. The spliced average, which combines returns for the two groups, is derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Florida Focused Long-Term Tax-Exempt
Fund Admiral Shares	6.53%	4.44%	4.95%	$81,054
Barclays Capital Municipal Bond Index	6.53	4.75	5.08	82,057
Barclays Capital 10 Year Municipal Bond
Index	7.68	5.70	5.52	85,567

See Financial Highlights for dividend and capital gains information.

Florida Focused Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2001, Through November 30, 2011
				Barclays
				10 Year
				Municipal
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	4.75%	2.29%	7.04%	6.67%
2003	4.43	2.95	7.38	6.88
2004	4.33	-0.63	3.70	4.03
2005	4.34	-1.30	3.04	3.01
2006	4.59	1.31	5.90	6.17
2007	4.50	-1.56	2.94	3.51
2008	4.21	-10.08	-5.87	-0.42
2009	5.04	9.59	14.63	12.67
2010	4.36	0.35	4.71	5.51
2011	4.24	2.20	6.44	7.68

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	9/1/1992	3.87%	4.65%	4.50%	0.38%	4.88%
Admiral Shares	11/12/2001	3.95	4.73	4.56[1]	0.22[1]	4.781
1 Return since inception.

Florida Focused Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.2%)
Florida (76.0%)
Alachua County FL Health Facilities
Authority Revenue (Shands Teaching
Hospital & Clinics Inc. Project)	6.250%	12/1/11 (14)	1,595	1,595
Alachua County FL Health Facilities
Authority Revenue (Shands Teaching
Hospital & Clinics Inc. Project)	6.250%	12/1/16 (14)	8,695	9,599
Boynton Beach FL Utility System Revenue	5.375%	11/1/13 (14)	2,400	2,533
Boynton Beach FL Utility System Revenue	5.375%	11/1/15 (14)	2,665	2,905
Boynton Beach FL Utility System Revenue	5.500%	11/1/18 (14)	3,125	3,524
Brevard County FL Health Facilities
Authority Revenue (Health First Inc. Project)	7.000%	4/1/39	7,000	7,715
Broward County FL Airport System Revenue	5.375%	10/1/29	1,500	1,579
Broward County FL Educational Facilities
Authority Revenue (Nova Southeastern
University Project) VRDO	0.140%	12/1/11 LOC	5,150	5,150
Broward County FL Port Facilities Revenue	6.000%	9/1/25	2,000	2,229
Broward County FL Sales Tax Revenue
(Main Courthouse Project)	5.250%	10/1/36	2,500	2,637
Broward County FL School Board COP	5.000%	7/1/20 (4)	5,000	5,418
Citizens Property Insurance Corp.
Florida Revenue (Coastal Account)	5.500%	6/1/14	10,000	10,787
Citizens Property Insurance Corp.
Florida Revenue (Coastal Account)	5.000%	6/1/15	5,000	5,369
Citizens Property Insurance Corp.
Florida Revenue (Coastal Account)	5.000%	6/1/16	1,000	1,087
Citizens Property Insurance Corp.
Florida Revenue (Coastal Account)	5.500%	6/1/17	5,000	5,573
Clearwater FL Water & Sewer Revenue	5.250%	12/1/39	5,000	5,357
Collier County FL Special Obligation Revenue	5.000%	7/1/34	3,000	3,121
Coral Gables FL Health Facilities
Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.250%	8/15/14 (Prere.)	1,855	2,088
Florida Board of Education Capital Outlay GO	5.000%	6/1/14	5,000	5,533
Florida Board of Education Capital Outlay GO	5.000%	6/1/33	3,000	3,271
Florida Board of Education Lottery Revenue	5.000%	1/1/13 (Prere.)	3,640	3,860
Florida Board of Education Lottery Revenue	5.250%	1/1/13 (Prere.)	3,330	3,540
Florida Board of Education Lottery Revenue	5.000%	7/1/20 (2)	3,000	3,338
Florida Board of Education Lottery Revenue	5.000%	7/1/20	3,560	4,197

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/12 (Prere.)	1,485	1,535
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/14	4,225	4,676
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/15	5,000	5,695
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/16	3,000	3,497
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/19	3,800	4,594
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/21	6,400	6,826
Florida Board of Education Public Education
Capital Outlay GO	6.000%	6/1/23	3,000	3,967
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/29	5,000	5,406
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/32	2,515	2,553
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/35	7,000	7,385
Florida Department of Environmental
Protection & Preservation Revenue	5.000%	7/1/27	5,000	5,290
Florida Department of Environmental
Protection & Preservation Revenue VRDO	0.160%	12/7/11 (12)	6,115	6,115
Florida Department of Transportation GO	5.000%	7/1/25	2,620	2,787
Florida Department of Transportation GO	5.000%	7/1/30	7,350	7,819
1 Florida Education System University System
Improvement Revenue TOB VRDO	0.160%	12/7/11	5,390	5,390
Florida Housing Finance Corp. Homeowner
Mortgage Revenue	5.500%	7/1/39	845	873
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	5.000%	7/1/15	3,000	3,274
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	5.000%	7/1/16	6,350	7,018
Florida Keys Aqueduct Authority
Water Revenue VRDO	0.080%	12/7/11 LOC	1,500	1,500
Florida Municipal Power Agency Revenue	5.000%	10/1/31	6,075	6,277
Florida Municipal Power Agency Revenue	6.250%	10/1/31	2,000	2,281
Florida Turnpike Authority Revenue	5.000%	7/1/13 (Prere.)	2,155	2,331
Florida Turnpike Authority Revenue	5.000%	7/1/17 (4)	2,000	2,148
Florida Turnpike Authority Revenue	4.500%	7/1/37	3,000	2,968
Florida Water Pollution Control
Financing Corp. Revenue	5.000%	1/15/20	2,000	2,382
Florida Water Pollution Control
Financing Corp. Revenue	5.000%	1/15/25	3,000	3,366
Halifax Hospital Medical Center
Florida Hospital Revenue	5.500%	6/1/38 (4)	3,000	3,076
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health System/
Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	1,225	1,413
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health System/
Sunbelt Obligated Group)	5.000%	11/15/31	4,000	4,040
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health System/
Sunbelt Obligated Group)	5.000%	11/15/35	8,775	8,819

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health System/
Sunbelt Obligated Group)	5.625%	11/15/37	5,000	5,236
Hillsborough County FL Industrial
Development Authority Hospital Revenue
(H. Lee Moffitt Cancer Center Project)	5.250%	7/1/27	3,000	3,014
Hillsborough County FL Industrial
Development Authority Hospital Revenue
(Tampa General Hospital Project)	5.250%	10/1/34	7,570	7,315
Hillsborough County FL Industrial
Development Authority Pollution Control
Revenue (Tampa Electric Co. Project) PUT	5.150%	9/1/13	2,000	2,141
Hillsborough County FL Industrial
Development Authority Revenue
(University Community Hospital)	6.500%	8/15/19 (ETM)	5,000	6,239
Hillsborough County FL School Board
(Master LeaseProgram) COP VRDO	0.120%	12/1/11 LOC	400	400
Hillsborough County FL School Board COP	5.000%	7/1/25	2,500	2,716
Jacksonville FL Economic Development
Commission Health Care Facilities
Revenue (Mayo Clinic)	5.000%	11/15/36	3,000	3,033
Jacksonville FL Electric Authority Electric
System Revenue VRDO	0.110%	12/1/11	1,400	1,400
Jacksonville FL Electric Authority Electric
System Revenue VRDO	0.120%	12/7/11	1,700	1,700
Jacksonville FL Electric Authority Electric
System Revenue VRDO	0.120%	12/7/11	13,030	13,030
Jacksonville FL Electric Authority Power
Supply System Revenue (Scherer 4 Project)	5.625%	10/1/33	4,000	4,261
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	4.750%	10/1/33	1,920	1,931
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.000%	10/1/37	4,500	4,607
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.500%	10/1/39	3,660	3,820
Jacksonville FL Electric Authority Water &
Sewer Revenue	5.000%	10/1/39	3,500	3,652
Jacksonville FL Electric Authority Water &
Sewer Revenue	5.375%	10/1/39	1,125	1,149
Jacksonville FL Health Facilities Authority Hospital
Revenue (Baptist Medical Center Project)	5.000%	8/15/27	2,500	2,521
Jacksonville FL Health Facilities Authority Hospital
Revenue (Baptist Medical Center Project)	5.000%	8/15/37	3,800	3,735
Jacksonville FL Health Facilities Authority Hospital
Revenue (Baptist Medical Center Project) VRDO	0.090%	12/1/11 LOC	1,800	1,800
Jacksonville FL Health Facilities Authority Hospital
Revenue (Baptist Medical Center Project) VRDO	0.140%	12/1/11 LOC	10,000	10,000
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/30	5,000	5,287
Jacksonville FL Transportation Revenue VRDO	0.150%	12/7/11 LOC	2,050	2,050
Lakeland FL Electric & Water Revenue	6.050%	10/1/14 (4)	2,000	2,261
Marion County FL Hospital District
Health System Improvement Revenue
(Munroe Regional Health System)	5.000%	10/1/29	6,540	6,381
Miami FL Special Obligation Revenue
(Marlins Stadium Project)	5.250%	7/1/35 (4)	2,000	2,046

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Miami FL Special Obligation Revenue
(Street & Sidewalk Improvement Program)	5.625%	1/1/39	2,000	2,051
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/23	3,000	3,225
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/24	3,000	3,182
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/28	2,000	2,065
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/35	2,500	2,555
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.375%	10/1/41	6,950	7,114
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	9,000	9,288
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	1,775	1,832
Miami-Dade County FL Educational Facilities
Authority Revenue (University of Miami)	5.250%	4/1/24 (2)	5,765	6,505
Miami-Dade County FL Educational Facilities
Authority Revenue (University of Miami)	5.250%	4/1/31 (2)	3,000	3,212
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/37 (2)	4,250	4,269
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/40	7,000	7,034
Miami-Dade County FL Public Facilities Revenue
(Jackson Memorial Hospital)	5.000%	6/1/28 (14)	6,890	6,769
Miami-Dade County FL School Board COP	5.000%	8/1/14 (14)	1,665	1,749
Miami-Dade County FL School Board COP	5.000%	5/1/15 (12)	2,500	2,772
Miami-Dade County FL School Board COP	5.250%	5/1/19 (12)	5,000	5,743
Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	8,165	8,563
Miami-Dade County FL Transit Sales
Surtax Revenue	5.000%	7/1/19 (4)	2,000	2,316
Miami-Dade County FL Transit Sales
Surtax Revenue	5.000%	7/1/31 (10)	5,000	5,125
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/20 (10)	4,385	4,929
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/26 (14)	7,000	7,492
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/34	3,500	3,684
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/39 (4)	4,745	4,923
1 Miami-Dade County FL Water & Sewer Revenue
TOB VRDO	0.240%	12/7/11 (4)	6,000	6,000
North Brevard County FL Hospital District
Revenue (Parrish Medical Center Project)	5.750%	10/1/38	2,000	2,047
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	6.250%	10/1/13 (14)	1,890	2,024
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	6.250%	10/1/16 (14)	1,515	1,691
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	6.250%	10/1/18 (14)	5,770	6,685
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	5.125%	11/15/39	9,000	8,708
Orange County FL Health Facilities Authority
Revenue (Nemours Foundation Project)	5.000%	1/1/39	6,500	6,452

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Orange County FL School Board COP	5.000%	8/1/23 (14)	5,000	5,317
Orange County FL Tourist Development Revenue	4.750%	10/1/32 (10)	8,500	8,529
Orlando & Orange County FL Expressway
Authority Revenue	8.250%	7/1/14 (14)	3,000	3,475
Orlando & Orange County FL Expressway
Authority Revenue	8.250%	7/1/15 (14)	8,360	10,099
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/28	2,000	2,126
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/28 (12)	5,000	5,315
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/30	1,000	1,052
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/32 (4)	5,340	5,548
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/35	2,000	2,068
Orlando FL Utility Commission Utility
System Revenue	5.000%	10/1/18	3,000	3,578
Orlando FL Utility Commission Utility
System Revenue	5.000%	10/1/29	3,675	3,948
Orlando FL Utility Commission Utility
System Revenue	5.250%	10/1/39	2,500	2,674
Orlando FL Utility Commission Water &
Electric Revenue	5.000%	10/1/25	2,100	2,289
Palm Beach County FL Criminal Justice
Facilities Revenue	7.200%	6/1/15 (14)	3,000	3,524
Palm Beach County FL Health Facilities
Authority Hospital Revenue (BRCH Corp.
Obligated Group)	5.625%	12/1/31	6,000	5,700
Palm Beach County FL Public Improvement
Revenue	5.000%	5/1/33	1,700	1,767
Palm Beach County FL Public Improvement
Revenue	5.000%	5/1/38	3,000	3,095
Palm Beach County FL School Board COP	5.375%	8/1/12 (Prere.)	8,190	8,470
Palm Beach County FL School Board COP	5.250%	8/1/18 (4)	2,300	2,357
Palm Beach County FL School Board COP	5.000%	8/1/24 (14)	7,135	7,549
Palm Beach County FL School Board COP	5.000%	8/1/27 (14)	2,000	2,079
Palm Beach County FL Solid Waste Authority
Revenue	5.500%	10/1/28	5,000	5,413
Palm Beach County FL Water & Sewer Revenue	5.000%	10/1/31	2,000	2,094
Panama City FL Utility Revenue	5.000%	6/1/39 (12)	3,000	3,112
Polk County FL Transportation Revenue	5.000%	12/1/20	1,000	1,151
Polk County FL Utility System Revenue	5.250%	10/1/21 (14)	3,620	3,846
Port St. Lucie FL Revenue	6.250%	9/1/27 (12)	2,000	2,180
Port St. Lucie FL Utility Revenue	5.000%	9/1/35 (12)	2,000	2,080
Putman County FL Authority Pollution
Control Revenue (Seminole Electric
Cooperative Inc. Project) PUT	5.350%	5/1/18 (2)	3,500	3,852
Sarasota County FL Public Hospital District
Hospital Revenue (Sarasota Memorial
Hospital Project)	5.625%	7/1/39	5,000	5,100
Sarasota County FL School Board COP	5.375%	7/1/23	3,000	3,355
Sarasota County FL School Board COP	5.500%	7/1/24	2,775	3,086
Seacoast FL Utility Authority Water &
Sewer Revenue	5.500%	3/1/17 (14)	2,400	2,820

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Seacoast FL Utility Authority Water &
Sewer Revenue	5.500%	3/1/19 (14)	3,595	4,338
Seminole County FL Water & Sewer Revenue	6.000%	10/1/12 (14)	1,765	1,798
Seminole County FL Water & Sewer Revenue	6.000%	10/1/19 (14)	2,350	2,579
Seminole County FL Water & Sewer Revenue	5.000%	10/1/36	4,400	4,500
South Broward FL Hospital District Revenue	5.000%	5/1/35 (14)	5,050	5,098
South Florida Water Management District COP	5.000%	10/1/36 (2)	10,000	10,158
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South
Florida Obligated Group)	5.000%	8/15/18	2,000	2,263
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South
Florida Obligated Group)	5.000%	8/15/20	5,000	5,518
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South
Florida Obligated Group)	5.000%	8/15/22	5,000	5,377
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South
Florida Obligated Group)	5.000%	8/15/37	5,000	5,024
St. John’s County FL Industrial Development
Authority Health Care Revenue
(Vicars Landing Project)	5.000%	2/15/17	1,305	1,343
St. John’s County FL Ponte Verda Utility
Systems Revenue	5.000%	10/1/30 (4)	3,650	3,724
St. Johns County FL Development
Authority Revenue (Presbyterian Retirement
Communities Project)	6.000%	8/1/45	5,000	5,050
St. Petersburg FL Health Facilities Authority
Revenue (All Children’s Hospital Inc.
Obligated Group)	6.500%	11/15/39	2,000	2,187
St. Petersburg FL Public Utility Revenue	5.500%	10/1/37	1,000	1,071
Sunrise FL Utility System Revenue	5.200%	10/1/20 (Prere.)	7,255	8,688
Sunrise FL Utility System Revenue	5.200%	10/1/22 (2)	9,550	10,596
Tallahassee FL Energy System Revenue	5.000%	10/1/37 (14)	2,500	2,579
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/34	7,000	7,363
Tohopekaliga FL Water Authority Utility
System Revenue	5.750%	10/1/32	2,750	3,095
University of Central Florida Athletic
Association Inc. COP	5.000%	10/1/35 (14)	2,800	2,466
				692,498
New York (3.4%)
Metropolitan New York Transportation
Authority Revenue (Dedicated Tax Fund)	5.125%	11/15/28	2,000	2,207
New York City NY GO	5.000%	8/1/35	1,500	1,594
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/39	2,000	2,100
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/44	2,000	2,083
New York City NY Transitional Finance
Authority Future Tax Revenue	5.000%	11/1/18	3,000	3,592
New York City NY Transitional Finance
Authority Future Tax Revenue	5.000%	11/1/39	1,455	1,530
New York Liberty Development Corp. Revenue	5.750%	11/15/51	2,000	2,123
New York State Dormitory Authority Revenue
(Columbia University)	5.000%	7/1/40	2,000	2,134

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York State Dormitory Authority Revenue
(Columbia University)	5.000%	10/1/41	2,000	2,202
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	3/15/34	2,000	2,127
New York State Environmental Facilities Corp.
Revenue (State Revolving Funds)	5.000%	5/15/41	1,000	1,068
Port Authority of New York & New Jersey
Revenue	5.000%	10/15/39	2,000	2,108
Triborough Bridge & Tunnel Authority
New York Revenue	5.000%	1/1/18	2,000	2,371
Triborough Bridge & Tunnel Authority
New York Revenue	5.000%	1/1/27	3,000	3,374
				30,613
Massachusetts (2.8%)
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.250%	2/1/34	3,000	3,391
Massachusetts GO	5.000%	10/1/16	3,000	3,525
Massachusetts GO	5.000%	10/1/17	3,000	3,585
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	1,235	1,647
Massachusetts School Building Authority
DedicatedSales Tax Revenue	5.250%	10/15/35	3,000	3,288
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/13	3,550	3,834
2 Massachusetts Water Resources Authority
Revenue	5.000%	8/1/27	3,000	3,372
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36	1,000	1,072
Metropolitan Boston MA Transit Parking Corp.
Revenue	5.250%	7/1/36	1,500	1,577
				25,291
Puerto Rico (1.9%)
Puerto Rico GO	5.250%	7/1/19	775	790
Puerto Rico Infrastructure Financing Authority
Special Tax Revenue	0.000%	7/1/36 (2)	25,120	4,674
Puerto Rico Public Buildings Authority
Government Facilities Revenue PUT	5.000%	7/1/12 (2)	11,900	12,117
				17,581
California (1.9%)
California GO	5.250%	10/1/24	3,000	3,370
California GO	5.000%	6/1/37 (14)	2,500	2,501
California GO	6.000%	11/1/39	1,500	1,667
California Statewide Communities Development
Authority Revenue (Trinity Health)	5.000%	12/1/41	2,000	1,994
Golden State Tobacco Securitization Corp.
California	6.750%	6/1/13 (Prere.)	3,680	4,020
San Diego CA Community College District GO	5.000%	8/1/36	1,500	1,587
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/26	2,000	2,179
				17,318
Texas (1.9%)
2 Austin TX Water & Wastewater System Revenue	5.000%	11/15/25	3,000	3,450
Dallas TX Area Rapid Transit Sales Tax Revenue	5.250%	12/1/43	1,760	1,860
Dallas TX Waterworks & Sewer System Revenue	5.000%	10/1/40	2,000	2,131
North Texas Tollway Authority System Revenue	5.000%	9/1/30	2,000	2,119

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
North Texas Tollway Authority System Revenue	5.000%	9/1/31	2,000	2,106
North Texas Tollway Authority System Revenue	5.500%	9/1/41	2,000	2,161
San Antonio TX GO	4.000%	8/1/14	1,000	1,087
Texas State University System Revenue	5.000%	3/15/42	2,000	2,095
				17,009
Pennsylvania (1.2%)
Pennsylvania GO	5.000%	9/1/14 (4)	3,100	3,463
Pennsylvania GO	5.000%	3/1/15	2,065	2,339
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/29	1,000	1,097
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	2,000	2,279
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/39	2,000	2,031
				11,209
Maryland (1.1%)
Baltimore County MD GO	5.000%	2/1/26	2,800	3,290
Maryland GO	5.000%	8/1/15	2,425	2,788
Maryland GO	5.000%	3/1/16	3,720	4,343
				10,421
North Carolina (1.0%)
Charlotte NC Airport Revenue	5.000%	7/1/26	2,205	2,416
Charlotte NC Airport Revenue	5.000%	7/1/36	2,000	2,082
North Carolina Capital Facilities Finance Agency
Revenue (Duke University Project)	5.000%	10/1/38	2,725	2,914
Wake County NC GO	4.000%	2/1/14	2,000	2,150
				9,562
Georgia (1.0%)
Georgia GO	5.000%	7/1/29	2,000	2,276
Gwinnett County GA Water & Sewer Authority
Revenue	5.000%	8/1/20	2,900	3,588
Municipal Electric Authority Georgia Revenue
(Project One)	5.000%	1/1/21	3,000	3,471
				9,335
Illinois (0.9%)
Chicago IL GO	5.250%	1/1/35	2,000	2,054
Chicago IL O’Hare International Airport Revenue	6.500%	1/1/41	3,000	3,434
Chicago IL Transit Authority Sales Tax Receipts
Revenue	5.250%	12/1/36	1,000	1,039
Cook County IL GO	5.250%	11/15/28	2,000	2,111
				8,638
Connecticut (0.9%)
Connecticut GO	5.000%	11/1/16	2,000	2,353
Connecticut GO	5.000%	11/1/26	3,000	3,442
Connecticut Health & Educational Facilities
Authority Revenue (Yale University)	5.000%	7/1/40	2,000	2,147
				7,942
Washington (0.7%)
Port of Seattle WA Revenue	5.000%	6/1/30	2,000	2,115
University of Washington Revenue	5.000%	4/1/19	2,000	2,425
Washington GO	5.000%	8/1/35	2,000	2,132
				6,672
Ohio (0.7%)
Columbus OH GO	5.000%	12/15/13	2,000	2,183
Franklin County OH GO	5.000%	12/1/15	2,000	2,312

Florida Focused Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.250%	11/15/28	2,000	2,106
				6,601
Virginia (0.6%)
Fairfax County VA Economic Development
Authority Transportation District Improvement
Revenue (Silver Line Phase I Project)	5.000%	4/1/36	1,000	1,058
Virginia Public School Authority Revenue	5.000%	8/1/16	3,860	4,536
				5,594
New Jersey (0.5%)
2 New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/26	2,000	2,175
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.000%	6/15/35	2,000	2,286
				4,461
Missouri (0.5%)
Curators of the University of Missouri System
Facilities Revenue	5.000%	11/1/24	1,500	1,756
Missouri Health & Educational Facilities Authority
Revenue (Washington University)	5.000%	11/15/37	2,200	2,436
				4,192
South Carolina (0.4%)
Piedmont SC Municipal Power Agency Revenue	5.250%	1/1/19	3,000	3,443

Minnesota (0.4%)
Minnesota GO	5.000%	10/1/16	2,850	3,373

New Hampshire (0.4%)
New Hampshire Health & Education Facilities
Authority Revenue (Wentworth Douglas Hospital)	7.000%	1/1/38	3,000	3,320

Alabama (0.4%)
Huntsville AL GO	5.000%	5/1/26	2,860	3,268

Wisconsin (0.3%)
Wisconsin GO	5.000%	5/1/13	2,750	2,929

New Mexico (0.3%)
New Mexico GO	5.000%	3/1/14	2,410	2,647

Hawaii (0.3%)
2 Hawaii GO	5.000%	12/1/18	2,000	2,420

Tennessee (0.3%)
Tennessee GO	5.000%	10/1/16	2,000	2,367

Oregon (0.2%)
Oregon GO (Oregon University System Projects)	5.000%	8/1/36	2,000	2,159

Mississippi (0.2%)
Mississippi GO	5.000%	10/1/36	2,000	2,151
Total Tax-Exempt Municipal Bonds (Cost $875,973)				913,014

Florida Focused Long-Term Tax-Exempt Fund

Market
Value
($000)
Other Assets and Liabilities (-0.2%)
Other Assets	15,596
Liabilities	(17,214)
(1,618)
Net Assets (100%)	911,396

At November 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	878,976
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(4,621)
Unrealized Appreciation (Depreciation)	37,041
Net Assets	911,396

Investor Shares—Net Assets
Applicable to 11,875,765 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	137,762
Net Asset Value Per Share—Investor Shares	$11.60

Admiral Shares—Net Assets
Applicable to 66,690,942 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	773,634
Net Asset Value Per Share—Admiral Shares	$11.60

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $11,390,000, representing 1.2% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2011.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Florida Focused Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2011
($000)
Investment Income
Income
Interest	38,237
Total Income	38,237
Expenses
The Vanguard Group—Note B
Investment Advisory Services	101
Management and Administrative—Investor Shares	209
Management and Administrative—Admiral Shares	635
Marketing and Distribution—Investor Shares	41
Marketing and Distribution—Admiral Shares	143
Custodian Fees	18
Auditing Fees	29
Shareholders’ Reports—Investor Shares	4
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	1,184
Net Investment Income	37,053
Realized Net Gain (Loss)
Investment Securities Sold	1,641
Futures Contracts	(1,537)
Realized Net Gain (Loss)	104
Change in Unrealized Appreciation (Depreciation)
Investment Securities	16,598
Futures Contracts	2
Change in Unrealized Appreciation (Depreciation)	16,600
Net Increase (Decrease) in Net Assets Resulting from Operations	53,757

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,053	43,488
Realized Net Gain (Loss)	104	7,242
Change in Unrealized Appreciation (Depreciation)	16,600	(3,603)
Net Increase (Decrease) in Net Assets Resulting from Operations	53,757	47,127
Distributions
Net Investment Income
Investor Shares	(5,660)	(9,023)
Admiral Shares	(31,393)	(34,465)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(37,053)	(43,488)
Capital Share Transactions
Investor Shares	(27,937)	(57,491)
Admiral Shares	(51,971)	27,049
Net Increase (Decrease) from Capital Share Transactions	(79,908)	(30,442)
Total Increase (Decrease)	(63,204)	(26,803)
Net Assets
Beginning of Period	974,600	1,001,403
End of Period	911,396	974,600

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.35	$11.31	$10.32	$11.53	$11.73
Investment Operations
Net Investment Income	.459	.488	.493	.507	.515
Net Realized and Unrealized Gain (Loss)
on Investments	.250	.040	.990	(1.158)	(.183)
Total from Investment Operations	.709	.528	1.483	(.651)	.332
Distributions
Dividends from Net Investment Income	(.459)	(.488)	(.493)	(.507)	(.515)
Distributions from Realized Capital Gains	—	—	—	(.052)	(.017)
Total Distributions	(.459)	(.488)	(.493)	(.559)	(.532)
Net Asset Value, End of Period	$11.60	$11.35	$11.31	$10.32	$11.53

Total Return[1]	6.44%	4.71%	14.63%	-5.87%	2.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$138	$163	$219	$215	$263
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	4.09%	4.26%	4.51%	4.57%	4.47%
Portfolio Turnover Rate	30%	22%	22%	35%	16%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.35	$11.31	$10.32	$11.53	$11.73
Investment Operations
Net Investment Income	.468	.497	.502	.515	.523
Net Realized and Unrealized Gain (Loss)
on Investments	.250	.040	.990	(1.158)	(.183)
Total from Investment Operations	.718	.537	1.492	(.643)	.340
Distributions
Dividends from Net Investment Income	(.468)	(.497)	(.502)	(.515)	(.523)
Distributions from Realized Capital Gains	—	—	—	(.052)	(.017)
Total Distributions	(.468)	(.497)	(.502)	(.567)	(.540)
Net Asset Value, End of Period	$11.60	$11.35	$11.31	$10.32	$11.53

Total Return	6.53%	4.79%	14.72%	-5.80%	3.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$774	$811	$782	$721	$858
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	4.17%	4.34%	4.59%	4.64%	4.54%
Portfolio Turnover Rate	30%	22%	22%	35%	16%

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Florida Focused Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in a specific state or region. In May 2011, the board of trustees approved a change to the fund’s primary investment strategies that will allow the fund to invest up to 50% of its assets in non-Florida municipal bonds. At least 80% of the fund’s assets will continue to be invested in securities whose income is exempt from federal and Florida taxes, if any. Effective October 19, 2011, the fund’s name changed from Vanguard Florida Long-Term Tax-Exempt Fund to Vanguard Florida Focused Long-Term Tax-Exempt Fund.

The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

The fund had no open futures contracts at November 30, 2011.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Florida Focused Long-Term Tax-Exempt Fund

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2011, the fund had contributed capital of $147,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2011, 100% of the fund’s investments were valued based on Level 2 inputs.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2011, the fund had available capital loss carryforwards totaling $3,734,000 to offset future net capital gains of $3,674,000 through November 30, 2016 and $60,000 through November 30, 2019.

The fund had realized losses totaling $857,000 through November 30, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

Florida Focused Long-Term Tax-Exempt Fund

At November 30, 2011, the cost of investment securities for tax purposes was $876,860,000. Net unrealized appreciation of investment securities for tax purposes was $36,154,000, consisting of unrealized gains of $40,740,000 on securities that had risen in value since their purchase and $4,586,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2011, the fund purchased $244,179,000 of investment securities and sold $306,464,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	20,720	1,828	41,240	3,594
Issued in Lieu of Cash Distributions	3,894	346	6,201	540
Redeemed	(52,551)	(4,688)	(104,932)	(9,123)
Net Increase (Decrease)—Investor Shares	(27,937)	(2,514)	(57,491)	(4,989)
Admiral Shares
Issued	91,519	8,105	140,284	12,208
Issued in Lieu of Cash Distributions	19,857	1,761	21,911	1,909
Redeemed	(163,347)	(14,648)	(135,146)	(11,811)
Net Increase (Decrease)—Admiral Shares	(51,971)	(4,782)	27,049	2,306

G. In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Florida Tax-Free Funds and the Shareholders of Vanguard Florida Focused Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Focused Long-Term Tax-Exempt Fund (the “Fund”) at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 11, 2012

Special 2011 tax information (unaudited) for Vanguard Florida Focused
Long-Term Tax-Exempt Fund

This information for the fiscal year ended November 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Focused Long-Term Tax-Exempt Fund	5/31/2011	11/30/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,045.51	$1.03
Admiral Shares	1,000.00	1,045.93	0.62
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguar State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q180 012012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2011: $29,000
Fiscal Year Ended November 30, 2010: $27,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2011: $3,978,540
Fiscal Year Ended November 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2011: $1,341,750
Fiscal Year Ended November 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2011: $373,830
Fiscal Year Ended November 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2011: $16,000
Fiscal Year Ended November 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2011: $389,830
Fiscal Year Ended November 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 20, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number 33-23444, Incorporated by Reference.